              Exhibit 99.1

Ooma Reports First Quarter Fiscal Year 2021 Financial Results

Sunnyvale, Calif., May 26, 2020 -- Ooma, Inc. (NYSE: OOMA), a smart communications platform for businesses and consumers, today released financial results for the first quarter fiscal 2021 ended April 30, 2020.

First Quarter Fiscal 2021 Financial Highlights:

•

Revenue: Total revenue was $40.3 million, up 19% year-over-year. Subscription and services revenue increased to $37.6 million and was 93% of total revenue, driven by 22% year-over-year growth in combined Ooma Business and Ooma Residential services.

•

Net Income/Loss: GAAP net loss was $1.1 million, or $0.05 per basic and diluted share, compared to GAAP net loss of $4.7 million, or $0.23 per basic and diluted share, in the first quarter fiscal 2020. Non-GAAP net income was $2.4 million, or $0.11 per diluted share, compared to a non-GAAP net loss of $0.8 million, or $0.04 per basic and diluted share in the prior year period.

•	Adjusted EBITDA: Adjusted EBITDA was $3.0 million, compared to negative $0.5 million in the first quarter fiscal 2020.

For more information about non-GAAP net income (loss) and Adjusted EBITDA, see the section below titled "Non-GAAP Financial Measures" and the reconciliation provided in this release.

“Ooma achieved excellent performance for the first quarter of fiscal 2021, especially in light of what has transpired in the economy since we last reported. The dedicated effort of our employees has been superb during Shelter-in-Place, enabling us to deliver 54% year-over-year subscription revenue growth for Ooma Business,” said Eric Stang, chief executive officer.  “Our recent launch of Ooma Connect and enhancements to Office Pro position us well to bring greater value to our customers.”

Business Outlook:

Ooma provides guidance based on current market conditions and expectations. The Company emphasizes that the guidance is subject to cautionary factors referenced in the section discussing forward-looking statements below, including risks and uncertainties associated with the COVID-19 pandemic.

For the second quarter of fiscal 2021, Ooma expects to report:

•	Total revenue in the range of $40.0 million to $40.5 million.
•	GAAP net loss in the range of $1.5 million to $2.0 million and GAAP net loss per share in the range of $0.06 to $0.09.
•	Non-GAAP net income in the range of $1.5 million to $2.0 million and non-GAAP earnings per share in the range of $0.06 to $0.09.

For the full fiscal year 2021, Ooma expects to report:

•	Total revenue in the range of $161.0 million to $164.0 million.
•	GAAP net loss in the range of $6.5 million to $8.5 million, and GAAP net loss per share in the range of $0.30 to $0.39.
•	Non-GAAP net income in the range of $5.0 million to $7.0 million, and non-GAAP earnings per share in the range of $0.21 to $0.30.

The following is a reconciliation of GAAP net loss to non-GAAP net income and GAAP basic and diluted net loss per share to non-GAAP basic and diluted net earnings per share guidance for the second fiscal quarter ending July 31, 2020 and the fiscal year ending January 31, 2021 (in millions, except per share data):

	Projected range
	Three Months Ending	Fiscal Year Ending
	July 31, 2020	January 31, 2021
	(unaudited)
GAAP net loss	($1.5)-($2.0)	($6.5)-($8.5)
Stock-based compensation and related taxes	3.2	12.2
Amortization of intangible assets	0.3	1.3
Non-GAAP net income	$1.5-$2.0	$5.0-$7.0

GAAP net loss per share	($0.06)-($0.09)	($0.30)-($0.39)
Stock-based compensation and related taxes	0.14	0.54
Amortization of intangible assets	0.01	0.06
Non-GAAP net income per share	$0.06-$0.09	$0.21-$0.30

Weighted-average number of shares used in per share amounts:
Basic	22.2	22.5
Diluted	23.1	23.5

Conference Call Information:

Ooma will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time today, May 26, 2020. The news release with the financial results will be accessible from the company's website prior to the conference call. Parties in the United States and Canada can access the call by dialing +1 (833) 513-0546, using conference ID 7219915. International parties can access the call by dialing +1 (778) 560-2568, using conference ID 7219915. The webcast will be accessible on the Events and Presentations page of Ooma’s investor relations website, https://investors.ooma.com for a period of at least one year. A telephonic replay of the conference call will be available from 8:00 p.m. Eastern time on May 26, 2020 until 11:59 p.m. Eastern time Tuesday, June 2, 2020. To access the replay, parties in the United States and Canada should call +1 (800) 585-8367 and use conference ID 7219915. International parties should call +1 (416) 621-4642 and use conference ID 7219915.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net income (loss), non-GAAP net income (loss) per share, non-GAAP gross profit and gross margin, non-GAAP operating income (loss) and Adjusted EBITDA. Adjusted EBITDA represents the net income (loss) before interest and other income, income tax benefit, depreciation and amortization of capital expenditures, amortization of intangible assets, acquisition-related costs, stock-based compensation and related taxes and litigation costs outside the ordinary course of our business.

Other non-GAAP financial measures exclude non-cash stock-based compensation expense and related taxes, non-cash amortization of intangible assets, acquisition-related costs and certain litigation costs outside the ordinary course of our business.

These non-GAAP financial measures are presented to provide investors with additional information regarding our financial results and core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma's core operating performance and are used by the company's management for that purpose.  Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies.  A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma's financial performance and the respective non-GAAP measures should be considered together.  Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Disclosure Information

Ooma uses the investor relations section on its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma's investor relations website in addition to following Ooma's press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, statements regarding future economic performance and financial positions, expectations and objectives of management constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes”, "expects”, "may”, "will”, "should”, "seeks”, "approximately”, "intends”, "plans”, "estimates”, "anticipates”, and other expressions that are predictions of or indicate future events. This press release includes forward–looking statements regarding the company’s business outlook, its opportunity to continue the growth of Ooma Business and Residential customers and its execution of other initiatives to drive long-term shareholder value. Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: the impact of the COVID-19 pandemic on our business and the measures we take in response to the pandemic; our inability to attract new customers on a cost-effective basis; our inability to retain customers; intense competition; our reliance on retailers and reseller partnerships to sell our products; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the SEC, including the risk factors contained in our annual report on Form 10-K for the year ended January 31, 2020 filed with the SEC on April 14, 2020. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma, Inc.

Ooma (NYSE: OOMA) creates powerful connected experiences for businesses and consumers, delivered from its smart cloud-based SaaS platform. For businesses of all sizes, Ooma provides advanced voice and collaboration features that are flexible and scalable. For consumers, Ooma’s residential phone service provides PureVoice HD voice quality, advanced functionality and integration with their mobile devices. Ooma’s innovative smart security solution delivers a range of wireless security sensors that make it easy for anyone to protect their home. Learn more at www.ooma.com or www.ooma.ca in Canada.

INVESTOR CONTACT:

Matthew S. Robison

Director of IR and Corporate Development

Ooma, Inc.

ir@ooma.com

(650) 300-1480

MEDIA CONTACT:

Mike Langberg

Director of Corporate Communications

Ooma, Inc.

press@ooma.com

(650) 566-6693

OOMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, amounts in thousands)

	April 30,	January 31,
	2020	2020
Assets
Current assets:
Cash and cash equivalents	$9,036	$11,680
Short-term investments	14,251	14,384
Accounts receivable, net	5,421	4,591
Inventories	10,293	8,369
Other current assets	9,059	8,992
Total current assets	48,060	48,016
Property and equipment, net	5,006	5,270
Operating lease right-of-use assets	7,557	8,057
Intangible assets, net	6,491	6,818
Goodwill	4,264	4,264
Other assets	8,712	8,186
Total assets	$80,090	$80,611

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$11,355	$8,499
Accrued expenses and other current liabilities	17,439	22,576
Deferred revenue	15,374	15,797
Total current liabilities	44,168	46,872
Long-term operating lease liabilities	4,566	5,150
Other liabilities	148	174
Total liabilities	48,882	52,196

Stockholders' equity:
Common stock	4	4
Additional paid-in capital	156,840	152,993
Accumulated other comprehensive gain	26	14
Accumulated deficit	(125,662)	(124,596)
Total stockholders' equity	31,208	28,415
Total liabilities and stockholders' equity	$80,090	$80,611

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended
	April 30,	April 30,
	2020	2019
Revenue:
Subscription and services	$37,616	$31,112
Product and other	2,690	2,895
Total revenue	40,306	34,007

Cost of revenue:
Subscription and services	11,341	9,811
Product and other	3,790	3,763
Total cost of revenue	15,131	13,574
Gross profit	25,175	20,433

Operating expenses:
Sales and marketing	12,446	11,459
Research and development	8,846	8,882
General and administrative	5,028	5,112
Total operating expenses	26,320	25,453
Loss from operations	(1,145)	(5,020)
Interest and other income, net	79	258
Loss before income taxes	(1,066)	(4,762)
Income tax benefit	—	22
Net loss	$(1,066)	$(4,740)

Net loss per share of common stock:
Basic and diluted	$(0.05)	$(0.23)
Weighted-average shares of common stock outstanding:
Basic and diluted	21,897,694	20,479,739

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amounts in thousands)

	Three Months Ended
	April 30,	April 30,
	2020	2019
Cash flows from operating activities:
Net loss	$(1,066)	$(4,740)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	3,008	2,982
Depreciation and amortization of capital expenditures	713	652
Amortization of intangible assets	326	207
Non-cash operating lease expense	794	446
Other	30	(126)
Changes in operating assets and liabilities:
Accounts receivable, net	(830)	62
Inventories	(1,698)	(651)
Other assets	(670)	(1,005)
Accounts payable and other liabilities	(3,006)	(3,141)
Deferred revenue	(449)	(430)
Net cash used in operating activities	(2,848)	(5,744)

Cash flows from investing activities:
Purchases of short-term investments	(9,015)	(15,345)
Proceeds from maturities and sales of short-term investments	9,186	16,969
Capital expenditures	(762)	(602)
Net cash (used in) provided by investing activities	(591)	1,022

Cash flows from financing activities:
Proceeds from issuance of common stock	1,267	1,454
Shares repurchased for tax withholdings on vesting of restricted stock units	(472)	(730)
Net cash provided by financing activities	795	724
Net decrease in cash and cash equivalents	(2,644)	(3,998)
Cash and cash equivalents at beginning of period	11,680	15,370
Cash and cash equivalents at end of period	$9,036	$11,372

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

(Unaudited, amounts in thousands, except percentages, share and per share data)

	Three Months Ended
	April 30,	April 30,
	2020	2019
Revenue	$40,306	$34,007

GAAP gross profit	$25,175	$20,433
Stock-based compensation and related taxes	270	304
Amortization of intangible assets	73	155
Non-GAAP gross profit	$25,518	$20,892

Gross margin on a GAAP basis	62%	60%
Gross margin on a Non-GAAP basis	63%	61%

GAAP operating loss	$(1,145)	$(5,020)
Stock-based compensation and related taxes	3,134	3,123
Amortization of intangible assets and acquisition-related costs	326	243
Litigation costs	—	534
Non-GAAP operating income (loss)	$2,315	$(1,120)

GAAP net loss	$(1,066)	$(4,740)
Stock-based compensation and related taxes	3,134	3,123
Amortization of intangible assets and acquisition-related costs	326	243
Litigation costs	—	534
Non-GAAP net income (loss)	$2,394	$(840)

GAAP basic and diluted net loss per share	$(0.05)	$(0.23)
Stock-based compensation and related taxes	0.14	0.15
Amortization of intangible assets and acquisition-related costs	0.02	0.01
Litigation costs	—	0.03
Non-GAAP net income (loss) per basic share	$0.11	$(0.04)
Non-GAAP net income (loss) per diluted share	$0.11	$(0.04)

GAAP weighted-average basic and diluted shares	21,897,694	20,479,739
Non-GAAP weighted-average diluted shares	22,767,002	20,479,739

GAAP net loss	$(1,066)	$(4,740)
Reconciling items:
Interest and other income, net	(79)	(258)
Income tax benefit	—	(22)
Depreciation and amortization of capital expenditures	713	652
Amortization of intangible assets and acquisition-related costs	326	243
Stock-based compensation and related taxes	3,134	3,123
Litigation costs	—	534
Adjusted EBITDA	$3,028	$(468)